PROSPECTUS SUPPLEMENT TO
                    CHUBB INVESTMENT FUNDS, INC. PROSPECTUS
                               DATED MAY 1, 1997



            Chubb Investment Funds, Inc. (the "Company"), by vote of the Board of Directors at a meeting held on September 30, 1997, will be entering into a new relationship with the Van Eck Funds. As a result, certain changes to the Company will take effect on October 1, 1997, which are described below.


AMENDMENT TO THE PROSPECTUS - "GENERAL DESCRIPTION," "MANAGEMENT OF THE COMPANY" AND "PURCHASE OF SHARES"

            The name of the Company will be changed to Van Eck/Chubb Funds, Inc. The investment objectives and policies of the Funds will remain the same and Chubb Asset Managers, Inc. will remain the Investment Manager to the Funds. Van Eck Associates Corporation will become the Company's Investment Administrator and Van Eck Securities Corporation, a wholly owned subsidiary of the Investment Administrator, will become the Distributor of the Funds' shares.


AMENDMENT TO THE PROSPECTUS - "SHAREHOLDER SERVICES - EXCHANGE PRIVILEGE"

            Shareholders of any of the Funds may exchange shares as described in the next two sentences into U.S. Government Money Fund and into Class A shares of any of the other series of Van Eck Funds (the "Series"). Shareholders of the Funds (except for those with fiduciary retirement accounts, who must effect a "transfer of assets" to the Van Eck Funds' custodian, The Chase Manhattan Bank) may exchange into a Series of Van Eck Funds at net asset value. Shareholders of Chubb Money Market Fund who acquired those shares other than pursuant to the Exchange Privilege may exchange into a Series of Van Eck Funds subject to payment of the applicable sales charge. Van Eck Funds imposes certain limits on the number of exchanges permitted into a Series (except Van Eck U.S. Government Money Fund) in a calendar year and may impose other restrictions on trading shares of the Van Eck Funds in response to short-term market fluctuations.

            Each Fund and the Van Eck Funds reserve the right to modify or terminate their Exchange Privileges or to limit or reject any exchange. For more information on the Funds' Exchange Privilege, see "Shareholder Services - Exchange Privilege" in the Prospectus. For more information on the Van Eck Funds, including investment objectives and policies, sales charges and expenses, consult the Van Eck Funds Prospectus. Copies of the Van Eck Funds and the Funds' Prospectuses may be obtained by calling 1-800-826-2333 or by writing to Van Eck Global at 99 Park Avenue, New York, New York 10016.



                 PROSPECTUS SUPPLEMENT DATED SEPTEMBER 30, 1997